EX-32.1 9 ex32amonza.htm

CERTIFICATION

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 905 of the Sarbanes-Oxley Act of 2002

(subsections (a) and

(b) of Section 1350, Chapter 63 of Title 18, United States

Code), I, Stewart Irvine , President, Chief Executive

Officer and Principal Financial Officer of Imogo Mobile Technologies,

Inc., a Nevada corporation (the "Company"), do hereby certify,

to the best of my knowledge, that:

(1) the Company's Annual Report on Form 10-K for the year

ended November 30, 2013 as filed with the Securities Exchange

Commission on the date hereof (the "Report") fully complies,

in all material respects, with the requirements of Section 13(

a) or 15(d) of the Securities Exchange Act of 1934, as amended;

and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: March 10, 2014

By: /s/ Stewart Irvine

Stewart Irvine

President, Chief Executive Office and Principal Financial Officer